UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 29, 2014

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

International Business Machines Corporation (“IBM”) held its Annual Meeting of Stockholders on April 29, 2014. Below are the final voting results. For more information on the following proposals, see the company’s proxy statement dated March 10, 2014, the relevant portions of which are incorporated herein by reference.

•                  The stockholders elected each of the thirteen nominees to the Board of Directors for a one-year term by a majority of the votes cast:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
A.J.P. Belda	579,718,315	51,529,223	6,475,837	170,606,075
W.R. Brody	620,431,816	11,548,010	5,742,469	170,606,075
K.I. Chenault	610,869,216	21,024,407	5,827,402	170,606,075
M.L. Eskew	577,603,901	54,258,258	5,848,572	170,606,075
D.N. Farr	622,481,557	9,221,559	6,020,260	170,606,075
S.A. Jackson	565,755,498	65,874,845	6,090,438	170,606,075
A.N. Liveris	584,704,670	46,986,694	6,028,620	170,606,075
W.J. McNerney, Jr.	610,070,269	21,892,910	5,754,919	170,606,075
J.W. Owens	622,284,320	9,328,113	6,109,123	170,606,075
V.M. Rometty	603,071,876	27,210,783	7,439,440	170,606,075
J.E. Spero	621,218,876	10,716,198	5,787,410	170,606,075
S. Taurel	619,175,925	12,711,960	5,834,417	170,606,075
L.H. Zambrano	587,559,502	44,218,579	5,944,563	170,606,075

•                  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the company:

For	788,898,292
Against	14,193,653
Abstain	5,230,844

•                  Advisory Vote on Executive Compensation:

For	598,763,059	95.39%
Against	28,908,953	4.61%
Abstain	10,042,521
Broker Non-Votes	170,606,075

•                  The stockholders approved the Long-Term Incentive Performance Terms for Certain Executives pursuant to Section 162(m) of the Internal Revenue Code:

For	589,676,556	93.81%
Against	38,897,226	6.19%
Abstain	9,143,115
Broker Non-Votes	170,606,075

•                  The stockholders approved the IBM 2014 Employees Stock Purchase Plan:

For	617,385,922	97.62%
Against	15,040,252	2.38%
Abstain	5,292,303
Broker Non-Votes	170,606,075

•                  Stockholder Proposal for Disclosure of Lobbying Policies and Practices:

For	147,179,883	24.22%
Against	460,579,111	75.78%
Abstain	29,947,317
Broker Non-Votes	170,606,075

•                  Stockholder Proposal on the Right to Act by Written Consent:

For	195,865,611	31.22%
Against	431,413,137	68.78%
Abstain	10,424,193
Broker Non-Votes	170,606,075

•                  Stockholder Proposal to Limit Accelerated Executive Pay:

For	187,378,690	29.82%
Against	440,976,335	70.18%
Abstain	9,353,942
Broker Non-Votes	170,606,075

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 2, 2014

	By:	/s/ Michelle H. Browdy
Michelle H. Browdy
Vice President,
Assistant General Counsel and
Secretary